Exhibit 10.1
Amendment No. 1 to Agreement for Marketing Services
     This Amendment No. 1 dated as of April 30, 2009 (this “Amendment”) is to the Agreement for Marketing Services dated January 14, 2008 (the “Agreement”) by and between ALPS Fund Services, Inc., a Colorado corporation located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (“ALPS”), and GreenHaven Commodity Services, LLC, a Delaware limited liability company located at 3340 Peachtree Road, Suite 1910, Atlanta, Georgia 30326 (the “Managing Owner”).
     WHEREAS, ALPS and the Managing Owner wish to amend the Agreement in certain respects as more fully set forth below; and
     WHEREAS, ALPS Distributors, Inc. (“ALPS Distributors”) is (i) an affiliate of ALPS, (ii) a Colorado corporation, and (iii) a registered broker-dealer under the Securities Exchange Act of 1934, as amended.
     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Effective as of April 30, 2009, ALPS Distributors hereby replaces ALPS in its entirety as a party to the Agreement and assumes all of ALPS’ duties and obligations set forth in the Agreement. Moreover, in connection with the foregoing, ALPS hereby assigns to ALPS Distributors all of ALPS’ rights and entitlements under the Agreement, effective as of April 30, 2009.
     2. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not herein defined shall have the meaning ascribed to them in the Agreement.
     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

GREENHAVEN COMMODITY SERVICES, LLC
By:	/s/ Ashmead Pringle
	Name:	Ashmead Pringle
	Title:	President

Accepted and Agreed to this 30th day of April, 2009: ALPS DISTRIBUTORS, INC.
By:	/s/ Thomas A. Carter
	Name:	Thomas A. Carter
	Title:	President

ALPS FUND SERVICES, INC.
By:	/s/ Jeremy O. May
	Name:	Jeremy O. May
	Title:	President